                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                     (TO PROSPECTUS DATED JANUARY 6, 1997)
                (TO PROSPECTUS SUPPLEMENT DATED JANUARY 6, 1997)

                                     PROSPECTUS NUMBER: 1466
                                     DATED: FEBRUARY 25, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           Three Month


TRADE DATE:               February 25, 1997


SETTLEMENT DATE:          February 28, 1997


MATURITY DATE:            March 4, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.070%
                          (minus seven bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Quarterly, using two business days prior


INTEREST PAYMENT DATES:   The fourth of March, June, September and December commencing June 1997 through Maturity, subject to Modified Following Business Day
                          Convention.


INITIAL INTEREST RATE:    5.43%


FORM:                     Book-entry

